                                                                EXHIBIT 10.3


                            SIMULATION SCIENCES INC.

                             1994 STOCK OPTION PLAN

                                   AS AMENDED
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                                TABLE OF CONTENTS
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                                                                                                                   PAGE
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1.       Purpose......................................................................................................1

2.       Definitions..................................................................................................1

3.       Effective Date...............................................................................................3

4.       Administration...............................................................................................3

5.       Participation.  .............................................................................................3

         (a)      Eligibility.........................................................................................3
         (b)      Ten-Percent Shareholders............................................................................4
         (c)      Stock Ownership.....................................................................................4
         (d)      Outstanding Stock...................................................................................4

6.       Stock........................................................................................................4

7.       Terms and Conditions of Options.  ...........................................................................4

         (a)      Stock Option Agreements.............................................................................4
         (b)      Nature of Option....................................................................................4
         (c)      Number of Shares....................................................................................4
         (d)      Exercise Price......................................................................................4
         (e)      Medium and Time of Payment..........................................................................5
         (f)      Term and Non-Transferability  of  Options...........................................................5
         (g)      Cessation of Employment (Except by Death, Disability or Retirement).................................5
         (h)      Death of Optionee...................................................................................5
         (i)      Disability of Optionee..............................................................................6
         (j)      Retirement of Optionee..............................................................................6
         (k)      Rights as a Shareholder.............................................................................6
         (l)      Modification, Extension and Renewal of Options......................................................6
         (m)      Restrictions on Shares..............................................................................6
         (n)      Other Provisions....................................................................................7
         (o)      Substitution of Options.............................................................................7
         (p)      Information.........................................................................................7

8.       Term of Plan.................................................................................................7
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                                TABLE OF CONTENTS

                                   (CONTINUED)

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9.       Effect of Certain Events.  ..................................................................................7

         (a)      Stock Splits and Dividends..........................................................................7
         (b)      Merger, Sale of Assets, Liquidation.................................................................7
         (c)      Adjustment Determination. ..........................................................................8
         (d)      Limitation on Rights................................................................................8

10.      Securities Law Requirements..................................................................................8

         (a)      Legality of Issuance. ..............................................................................8
         (b)      Restrictions on Transfer; Representations of Optionee; Legends......................................9
         (c)      Registration or Qualification of Securities.........................................................9
         (d)      Exchange of Certificates............................................................................9

11.      Amendment of the Plan.......................................................................................10

12.      Exchange Act. ..............................................................................................10

13.      Application of Funds........................................................................................10

14.      Approval of Shareholders....................................................................................11
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                                      -ii-
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                                                                 EXHIBIT 10.3

                            SIMULATION SCIENCES INC.

                             1994 STOCK OPTION PLAN

                                   AS AMENDED

         1. Purpose. The Plan is intended to provide incentive to key employees and directors of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries or such key directors to remain in the service of the Corporation and its Subsidiaries, and to attract new employees and directors with outstanding qualifications.

         2. Definitions. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

                  (a) "Act" shall mean the Securities Act of 1933, as amended.

                  (b) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

                  (c) "Board" shall mean the Board of Directors of the Corporation.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" shall mean the Common Stock of the Corporation.

                  (g) "Corporation" shall mean SIMULATION SCIENCES INC., a California corporation.

                  (h) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in his employment with the Corporation. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than four (4) months, and
(ii) the Administrator has expressly determined that Disability exists.

                  (i) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an option may be exercised.

                  (l) "Fair Market Value shall mean the value of one (1) Share of Common Stock, determined as follows:

                           (i) If the Shares are traded on an exchange, the
price at which Shares traded at the close of business on the date of valuation;

                           (ii) If the Shares are traded over-the-counter on the
NASDAQ system, the mean between the bid and asked prices on such system at the close of business on the date of valuation; and

                           (iii) If neither clause (i) nor (ii) above applies,
the fair market value as determined by the Administrator in good faith; provided, however, that in making such good faith determination, the Administrator shall consider the earnings history, book value and prospects of the Corporation, and the price at which Shares recently have been sold. Such determination shall be conclusive and binding on all persons.

                  (m) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b) or 423(b) of the Code.

                  (n) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an Option is to be granted as of a date in the future, the date of grant shall be that future date.

                  (o) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

                  (p) "Optionee" shall mean a Participant who has received an Option.

                  (q) "Participant" shall have the meaning assigned to it in
Section 5(a) hereof.

                  (r) "Plan" shall mean this SIMULATION SCIENCES INC. 1994 Stock Option Plan, as it may be amended from time to time.

                  (s) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

                  (t) "Retirement" shall mean the voluntary cessation of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

                  (u) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 9 of the Plan (if applicable).

                  (v) "Subsidiary" shall mean any subsidiary corporation as defined in Section 425(f) of the Code.

         3. Effective Date. The Plan was adopted by the Board effective March 2, 1994.

         4. Administration. The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall be composed of disinterested directors, i.e., directors who have not, during the one year prior to service as an administrator of the Plan and during the time of service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director's status as "disinterested" pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

         The Administrator shall from time to time at its discretion select the Employees and directors who are to be granted Options and determine the number of Shares to be subject to Options to be granted to each Optionee. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any Option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

         5. Participation.

                  (a) Eligibility. The Optionees shall be such persons (collectively, "Participants;" individually, a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

                           (i) Employees (who may be officers, whether or not
they are directors);

and

                           (ii) Directors of the Corporation or of a Subsidiary.

                  Notwithstanding provisions of the first paragraph of this
Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

                  (b) Ten-Percent Shareholders. A Participant who owns more than ten percent (10%) of the voting power of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless the Exercise Price of the Shares subject to such option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant.

                  (c) Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

                  (d) Outstanding Stock. For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

         6. Stock. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed five million (5,000,000). The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified in that Section.

         7. Terms and Conditions of Options.

                  (a) Stock Option Agreements. Each Option shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option Agreement need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

                  (b) Nature of Option. Each Option shall state that it is a Nonstatutory Stock Option.

                  (c) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 9 hereof.

                  (d) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant and, in the case of an Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

                  (e) Medium and Time of Payment. The Purchase Price shall be payable in full in cash or check upon the exercise of the Option.

                  In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option.

                  (f) Term and Non-Transferability of Options. Each Option shall state the time or times when all or part thereof becomes exercisable. The vesting schedule of Options granted pursuant to the Plan shall be determined by the Administrator in its sole discretion, but shall provide for the right to exercise the Option at the rate of at least 20% per year over five (5) years from the date of grant. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under the Option to terminate.

                  (g) Cessation of Employment (Except by Death, Disability or Retirement). If an Optionee ceases to be an Employee for any reason other than his death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within thirty (30) days after cessation of employment, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  For purposes of this Section 7(g), the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator).

                  (h) Death of Optionee. If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within six (6) months after the Optionee's death by the executor or administrator of his estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date or death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (i) Disability of Optionee. If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within six (6) months after such cessation of employment, but, except as provided in the applicable Option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (j) Retirement of Optionee. If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

                  (k) Rights as a Shareholder. No one shall have rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 9 hereof.

                  (l) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Administrator may modify an Option, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (m) Restrictions on Shares. At the discretion of the Administrator, the Corporation may reserve to itself, its assignee(s) or its shareholders, in an Option Agreement: (i) a right of first refusal to purchase any Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party; and (ii) a right to repurchase any or all Shares held by an Optionee upon the Optionee's cessation of employment or service with the Corporation or any of its Subsidiaries for any reason within a specified time as determined by the Administrator at the time of grant, at a price equal to the higher of the original Exercise Price or the Fair Market Value on the date of Optionee's cessation of employment, exercisable within ninety (90) days of Optionee's cessation of employment, but terminating if the Corporation's Common Stock becomes publicly traded; provided, however, that in the event all or part of an Optionee's Option is vested but unexercised as of ninety (90) days following such Optionee's cessation of employment, the Corporation's option may be exercised by (A) having given notice to Optionee, within ninety (90) days following Optionee's cessation of employment, of its election to repurchase any Shares which are issued upon exercise of the Option and (B) thereafter repurchasing such Shares within 90 days following the cessation of Optionee's employment. In the event the Corporation elects to repurchase Shares under this Section 7(m), the Corporation shall be entitled to repurchase all, but not less than all, Shares issued upon exercise of such Option, or, subject to the express written consent of Optionee, less than all Shares issued upon exercise of the Option.

                  (n) Other Provisions. An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

                  (o) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

                  (p) Information. The Company shall provide financial statements of the Corporation to each Optionee at least annually during the period such Optionee holds any outstanding Option.

         8. Term of Plan. Options may be granted pursuant to the Plan until the expiration of the Plan ten years after the effective date referred to in Section 3.

         9. Effect of Certain Events.

                  (a) Stock Splits and Dividends. Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

                  (b) Merger, Sale of Assets, Liquidation. Subject to any required action by shareholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation, this Plan and each option shall terminate, but only after each Optionee (or the successor in interest) has been given the following rights, which rights shall be exercisable for the period of twenty
(20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify): (a) the right to exercise any unexpired Option or Options in full or in part, but only to the extent that, on the date of such sale, disposition or merger, each Optionee's right to exercise such Option or Options has accrued pursuant to the terms of the applicable Option Agreement and has not previously been exercised, plus (b) unless, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) tenders to each Optionee (or successor in interest) a substitute option or options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), the right to exercise fifty percent (50%) of any Option or Options that, on the date of such sale, disposition or merger are unexpired and unvested. Any other dissolution or liquidation of the Corporation shall cause each Option to terminate.

                  At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

                  (c) Adjustment Determination. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

                  (d) Limitation on Rights. Except as expressly provided in this
Section 9, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


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
         10. Securities Law Requirements.

                  (a) Legality of Issuance. No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                           (i) it and the Optionee have taken all actions
required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                           (ii) any applicable listing requirement of any stock
exchange on which the Common Stock is listed has been satisfied; and

                           (iii) any other applicable provision of state or
Federal law has been satisfied.

                  (b) Restrictions on Transfer; Representations of Optionee; Legends. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT'). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

                  (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

                  (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         11. Amendment of the Plan. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's shareholders, no such revision or amendment shall:

                  (a) Materially increase the benefits accruing to Participants under the Plan;

                  (b) Increase the number of Shares which may be issued under the Plan;

                  (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

                  (d) Amend this Section 11 to defeat its purpose.

         12. Exchange Act. If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation's counsel, to enable Participants who are officers or directors of the Corporation and who are generally subject to the duties established by
Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Sections 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options, (iii) the purchase of Common Stock upon the exercise of Options, and (iv) the sale of Common Stock received upon the exercise of Options. Anything in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's shareholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's counsel, shareholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

         With respect to Participants who may be subject to the Section 16 Requirements, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

         13. Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         14. Approval of Shareholders. Continuance of the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

                            SIMULATION SCIENCES INC.

                             STOCK OPTION AGREEMENT

                                TABLE OF CONTENTS

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
RECITALS .............................................................................................................1

         1.       Definitions and Incorporation.......................................................................1

         2.       Grant of Option.....................................................................................1

         3.       Option Price........................................................................................1

         4.       Right to Exercise...................................................................................1

         5.       Securities Law Requirements.........................................................................2

         6.       Term of Option......................................................................................2

         7.       Exercise Following Cessation of Employment..........................................................2

         8.       Exercise Following Death or Disability..............................................................2

         9.       Exercise Following Retirement.......................................................................2

         10.      Time of Cessation of Service........................................................................2

         11.      Nontransferability..................................................................................2

         12.      Merger, Sale of Assets, Liquidation.................................................................3

         13.      Effect of Exercise..................................................................................3

         14.      Exercise Of Option..................................................................................3

         15.      Withholding Taxes...................................................................................3

         16.      Issuance of Shares..................................................................................3

         17.      Restrictions on Shares..............................................................................4

                  17.1     Right of First Refusal.....................................................................4

                  17.2     Right to Repurchase........................................................................4

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                                                                   PAGE

                  17.3     Assignment.................................................................................5

                  18.      Lock-Up....................................................................................5

                  19.      No Rights as to Service....................................................................5

                  20.      Rights as a Shareholder....................................................................5

                  21.      Investment Representation..................................................................5

                  22.      Notices....................................................................................5

                  23.      Interpretation.............................................................................5

                  24.      Arbitration................................................................................6

                  25.      Information................................................................................6

         SCHEDULES

                  Schedule 1

         EXHIBITS

                  Exhibit A

                            SIMULATION SCIENCES INC.

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is entered into as of the ___________ day of 199__, between SIMULATION SCIENCES INC., a California corporation (the "Corporation"), and ______________________ (the "Optionee").

                                 R E C I T A L S

         A. The Board of Directors of the Corporation (the "Board") has established the Corporation's 1994 Stock Option Plan (the "Plan") in order to provide key employees of the Corporation with a favorable opportunity to acquire shares of the Corporation's common stock ("Stock").

         B. The Board regards the Optionee as a key employee as contemplated by the Plan and has determined that it would be in the best interests of the Corporation and its shareholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Corporation, and as an incentive for increasing efforts during such service.

         NOW, THEREFORE, it is agreed as follows:

         1. Definitions and Incorporation. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he has received a copy of the Plan.

         2. Grant of Option. Pursuant to the Plan, the Corporation hereby grants to the Optionee as of the date hereof the option to purchase all or any part of an aggregate of ____________ shares of Stock (the "Option"), subject to adjustment in accordance with Section 9 of the Plan. The Option is intended to be a Nonstatutory Stock Option. If the Corporation elects to grant additional shares of Stock to the Optionee, the parties shall sign an additional agreement.

         3. Option Price. The price to be paid for Stock upon exercise of the Option or any part thereof shall be _________________ (the "Exercise Price").

         4. Right to Exercise. Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

         5. Securities Law Requirements. No part of the Option shall be exercised if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933 (the "Act") or any other applicable requirement of Federal or state law has not been met.

         6. Term of Option. The Option shall terminate in any event on the earliest of (a) the _________________ day of _____________, ______, at 11:59
P.M. California time, (b) the expiration of the period described in Section 7 below, (c) the expiration of the period described in Section 8 below or (d) the expiration of the period described in Section 9 below. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

         7. Exercise Following Cessation of Employment. If Optionee ceases to be an Employee for any reason other than his death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 6 above, to exercise the Option at any time within thirty (30) days after cessation of employment, but, except as otherwise provided herein, only to the extent that, at the date of cessation of employment, the Optionees right to exercise such Option had vested in accordance with Schedule 1 and had not previously been exercised.

         8. Exercise Following Death or Disability. If the Optionee's employment with the Corporation ceases by reason of the Optionee's death or Disability, or if the Optionee dies after cessation of employment but while the Option would have been exercisable hereunder, the Option (to the extent it is vested in accordance with Schedule 1 at the time of cessation and not yet exercised) may be exercised within six (6) months after the date of the Optionee's death or cessation by reason of Disability. In the case of death, the exercise may be made by his representative or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Corporation.

         9. Exercise Following Retirement. If the Optionee's employment with the Corporation ceases by reason of Retirement, the Option (to the extent it is vested in accordance with Schedule 1 at the time of cessation and not yet exercised) may be exercised within ninety (90) days after the date of the Optionee's Retirement.

         10. Time of Cessation of Service. For the purposes of this Agreement, the Optionee's employment shall, be deemed to have ceased on the earlier of (a) the date when the Optionee's employment in fact ceased or (b) except in the case of Retirement, the date when the Optionee gave or received written notice that his employment was to cease.

         11. Nontransferability. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under this Agreement to terminate.

         12. Merger, Sale of Assets, Liquidation. Subject to any required action by shareholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation, this Plan and each Option shall terminate, but only after the Optionee (or the successor in interest) has been given the following rights, which rights shall be exercisable for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify): (a) the right to exercise any unexpired Option or Options in full or in part, but only to the extent that, on the date of such sale, disposition or merger, the Optionee's right to exercise such Option or Options has vested in accordance with Schedule 1 and has not previously been exercised, plus (b) unless, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) tenders to the Optionee (or successor in interest) a substitute Option or Options to purchase shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), the right to exercise fifty percent (50%) of any Option or Options that, on the date of such sale, disposition or merger are unexpired and unvested. Any other dissolution or liquidation of the Corporation shall cause each Option to terminate.

         13. Effect of Exercise. Upon exercise of all or any part of the Option, the number of Shares subject to the Option under this Agreement shall be reduced by the number of Shares with respect to which such exercise is made.

         14. Exercise Of Option. Optionee's Option may be exercised only upon delivery to the Secretary, or other designated employee of the Corporation, of a written notice of exercise. Such notice shall specify the number of Shares which the Option is then being exercised and shall be accompanied by payment in cash of the full purchase price. In the event the Option is being exercised by a person other than the Optionee, such person must provide the Corporation with proof of his/her right to exercise the Option and any other pertinent data as the Corporation may deem necessary. The contemplated form of notice of exercise is attached hereto as Exhibit "A".

         15. Withholding Taxes. The Corporation may require the optionee to deliver payment, upon exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, in cash or some other form satisfactory to the Corporation.

         16. Issuance of Shares. Subject to the foregoing conditions, the Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the Shares with respect to which the Option is exercised. Such Shares shall be fully paid and nonassessable and shall be issued in the name of such person.

         17. Restrictions on Shares.

                  17.1 Right of First Refusal. In the event Optionee desires to transfer any Shares which he or she has purchased pursuant to this Agreement, Optionee shall deliver to the Corporation written notice of his or her intention to transfer such Shares (the "Notice") together with a copy of a signed and binding offer by the proposed transferee. The Notice shall state the name and address of the proposed transferee, the number of Shares to be transferred, the price per Share, and the other terms of such transfer. For thirty (30) days following delivery of the Notice, the Corporation shall have the option to purchase all (but not less than all) of the Shares proposed to be sold by Optionee at the price and terms stated in the Notice. Such option is exercisable by delivery of written notice to Optionee within such thirty (30) day period. Any Shares not purchased by the Corporation may, for a period of sixty (60) days commencing on the expiration of the Corporation's option to purchase such Shares, be sold to the proposed transferee at the price and upon the terms specified in the Notice. Shares which are not sold by Optionee within such sixty
(60) day period shall again become subject to the notice and option provisions of this Section 17.1. Any transfer of Shares by Optionee or any successive transferee shall be conditioned upon the transferee granting the Corporation a right of first refusal under the terms set forth in this Section 17.1.

                  17.2 Right to Repurchase. In the event of the cessation of Optionee's employment with the Corporation or its Subsidiaries (whether voluntarily or involuntarily), including, without limitation, due to death, Disability or Retirement, then the Corporation shall have the option (but not the obligation) to purchase from the Optionee, his or her spouse or the legal representative of his or her spouse's estate, as the case may be, all of the Shares held by such person for cash. The Corporation's option may be exercised within ninety (90) days of the cessation of Optionee's employment (the "Cessation Date"); provided, however, that in the event all or part of the Option is vested but unexercised as of ninety (90) days following the Cessation Date, the Corporation's option may be exercised by (i) having given notice to Optionee, within ninety (90) days following the Cessation Date, of its election to purchase any Shares which are issued upon exercise of the Option and (ii) thereafter purchasing such Shares within 90 days following the Cessation Date. In the event the Corporation elects to purchase Shares under this Section 17.2, the Corporation shall be entitled to purchase all, but not less than all, Shares issued upon exercise of the Option, or, subject to the express written consent of Optionee, less than all Shares issued upon exercise of the Option. The Corporation's option shall be exercised by delivering a written notice of such exercise within the applicable time period to the Optionee, the Optionee's spouse or such spouse's successors in interest. The purchase price for any Shares purchased pursuant to this Section 17.2 shall be the higher of the

Exercise Price or the Fair Market Value of the subject Shares on the Event Date. The Corporation's rights under this Section 17.2 shall terminate if the Corporation's Common Stock becomes publicly traded.

                  17.3 Assignment. The options and rights of the Corporation created pursuant to this Section 17 shall be assignable by the corporation.

         18. Lock-Up. In the event that the Corporation files a registration statement with respect to an underwritten public offering under the Act in which any class of the Corporation's equity securities is to be offered, the Optionee shall not make any public sale or distribution of any shares of the Stock or any of the Corporation's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning ninety (90) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

         19. No Rights as to Service. Nothing in this Agreement shall be construed to give any person the right to remain in the employ or service of the Company or any Subsidiary or to affect the absolute and unqualified right of the Company and any Subsidiaries to terminate such person's employment or service relationship at any time for any reason or no reason and with or without cause or prior notice.

         20. Rights as a Shareholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any rights as a shareholder of the Corporation with respect to the Stock subject to the Option until a certificate for such Shares has been issued to him following the exercise of the Option.

         21. Investment Representation. This Option is granted to the Optionee on the condition that all purchases of Shares will be for investment purposes, and not with a view to resale or distribution. Any Shares issued under this Option shall be specifically subject to such restrictive provisions as the Board may from time to time deem necessary in order to fully comply with all applicable securities laws. The Optionee understands that the Corporation is not presently taking actions to register the shares to be obtained upon the exercise of the Options, is under no obligation to do so, and has no present intention of doing so.

         22. Notices. Any notice to the Corporation contemplated by this Agreement shall be in writing and shall be addressed to it in care of its Chief Financial officer, 601 South Valencia Avenue, Brea, CA 92621, or at such other address as the Corporation may specify in a notice to the Optionee; and any notice to the Optionee shall be in writing and shall be addressed to him or her at the address on file with the Corporation on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

         23. Interpretation. The interpretation, construction, performance and enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons.

         24. Arbitration. Any controversy or dispute regarding this Agreement shall be settled by arbitration pursuant to the terms of this Section 24. The arbitration shall proceed in accordance with the laws of the State of California. Any party seeking arbitration shall give a written demand for arbitration to the other parties by registered or certified mail. The demand shall set forth a statement of the nature of the dispute, the amount involved, and the remedies sought. No later than twenty (20) calendar days after the demand for arbitration is served, the parties shall obtain an arbitrator through the Judicial Arbitration and Mediation Service, Inc. As rules for the arbitration, the arbitrator shall apply the provisions of Sections 1282 through 1284.2 of the California Code of Civil Procedure and the parties may pursue discovery in accordance with California Code of Civil Procedure Section 1283.05. No later than ten (10) days after the arbitrator is appointed, the arbitrator shall schedule the arbitration for a hearing to commence on a mutually convenient date. The hearing shall commence no later than one hundred twenty
(120) days after the arbitrator is appointed and shall continue from day to day until completed. The arbitration award shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration.

         25. Information. The Corporation shall provide financial statements of the Corporation to the Optionee at least annually during the period the optionee holds any outstanding Option.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Corporation by its duly authorized officer, as of the day and year first above written.

                                       "CORPORATION"

                                       SIMULATION SCIENCES INC,

                                       a California corporation

                                       By:______________________________

                                       Its:_____________________________

                                       "OPTIONEE"
                                       _________________________________

                                   SCHEDULE 1

                                RIGHT TO EXERCISE

         Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue and vest as follows:

                           (a) On _______________, 199_ (the "First Vesting
                  Anniversary"), the Option may be exercised to the extent of one-fifth of the Shares subject to the option if and only if the Optionee has been employed continuously by the Corporation during the entire twelve (12) months immediately preceding the,First Vesting Anniversary.

                           (b) Commencing one year after the First Vesting
                  Anniversary (the "Second Vesting Anniversary"), the Option may be exercised to the extent of one-fifth of the shares subject to the Option, if and only if the Optionee has been employed continuously by the Corporation during the entire twelve (12) months immediately preceding the Second Vesting Anniversary, plus any shares with respect to which the Option has previously become exercisable but has not been exercised.

                           (c) Commencing two years after the First Vesting
                  Anniversary (the "Third Vesting Anniversary"), the Option may be exercised to the extent of one-fifth of the shares subject to the Option, if and only if the Optionee has been employed continuously by the Corporation during the entire twelve (12) months immediately preceding the Third Vesting Anniversary, plus any shares with respect to which the Option has previously become exercisable but has not been exercised.

                           (d) Commencing three years after the First Vesting
                  Anniversary (the "Fourth Vesting Anniversary"), the Option may be exercised to the extent of one-fifth of the shares subject to the Option, if and only if the Optionee has been employed continuously by the Corporation during the entire twelve (12) months immediately preceding the Fourth Vesting Anniversary, plus any shares with respect to which the Option has previously become exercisable but has not previously been exercised.

                           (e) Commencing four years after the First Vesting
                  Anniversary (the "Fifth Vesting Anniversary"), the Option may be exercised to the extent of one-fifth of the shares subject to the option, if and only if the Optionee has been employed continuously by the Corporation during the entire twelve (12) months immediately preceding the Fifth Vesting Anniversary, plus any shares with respect to which the Option has previously become exercisable but not previously been exercised.

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

TO THE SECRETARY OF
SIMULATION SCIENCES INC.

         The undersigned hereby notifies Simulation Sciences Inc., a California corporation (the "Corporation"), of the undersigned's desire to exercise his/her Stock Option with respect to ________________ shares (the "Securities") pursuant to his/her Stock Option Agreement.

         The undersigned tenders full payment for the Securities by enclosing payment in the amount of $__________ by check made payable to Simulation Sciences, Inc.

          In connection with such exercise, I hereby certify as follows:

                  1. My full name (which is the name in which all shares should be issued), residence address, and business address are as follows:

               NAME                 RESIDENCE              BUSINESS
      ---------------------    -------------------    ------------------



         2. I am purchasing the Securities in my own name and for my own account, and no other person has any interest in or right with respect to the Securities (except, if applicable, a community property interest of my spouse in the shares), nor have I agreed to give any person any such interest or right in the future.

         3. I am acquiring the Securities for investment and not with a view to or for sale in connection with any distribution of the Securities. I recognize that any disposition of the Securities is subject to restrictions imposed by federal and state law and that the certificates representing the Securities will bear a restrictive legend. I also recognize that I cannot dispose of the Securities absent registration or an available exemption from registration. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Securities for a substantial period.

         4. I acknowledge that I have been given the opportunity by the Corporation to obtain such information and ask such questions concerning the Corporation, the Securities, and my investment as I felt necessary, and to the extent I have availed myself of such opportunity, I received satisfactory information and answers. In reaching the conclusion to invest in the Securities, I have carefully evaluated my financial resources and investment position, and the risks associated with this investment, and I hereby acknowledge that I am able to bear the economic risks of this investment. By electing to participate therein, I realize I may lose my entire investment.

         5. In the event of any past or future underwritten public offering registered pursuant to the Securities Act of 1933, as amended, I hereby agree that I will not offer to sell or sell any of the Securities for such period of time as may be required by the underwriter of such offering.

DATED:______________________________, 19__


                                        __________________________________

                            SIMULATION SCIENCES INC.

                             INVESTOR'S CERTIFICATE

         The undersigned, as a condition to obtaining the right (the "Right") to purchase certain shares of Common Stock of Simulation Sciences Inc., a California corporation (the "Corporation"), pursuant to that certain Stock Option Agreement by and between the Corporation and the undersigned bearing even date herewith, hereby certifies to the Corporation as follows:

         1. My full name, residence address, and business address are as follows:

               NAME                 RESIDENCE              BUSINESS
      ---------------------    -------------------    ------------------




         2. I am acquiring the Right in my own name and for my own account and no other person has any interest in or right with respect to the Right (except for possible community property interest of my spouse, if any), nor have I agreed to give any person any such interest or right in the future.

         3. I am acquiring the Right for investment and not with a view to or for sale in connection with any distribution of the Right. I recognize that the Right has not been registered under the Federal Securities Act of 1933, nor registered or qualified under the California Corporate Securities Law of 1968 or the securities laws of any other state or jurisdiction. I also recognize that any disposition of the Right is subject to restrictions imposed by federal and state law. I also recognize that the Right cannot be disposed of by me absent registration and qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to registering or qualifying the Right in the future. I understand that the availability of an exemption in the future will depend in part on circumstances outside my control and that I may be required to hold the Right for a substantial period.

         4. I have not seen or received any advertisement or general solicitation with respect to the sale of the Right.

         5. I have been given the opportunity by the Corporation to obtain such information and ask such questions concerning the Corporation and the Right as I felt necessary, and to the extent I availed myself of such opportunity, I received satisfactory information and answers.

         6. I have not relied upon the Corporation for tax advice regarding the acquisition of the Right or the exercise thereof, and I hereby accept full responsibility for all state and federal tax consequences resulting from my acquisition of the Right and my exercise thereof.

Dated:_____________________________


                                        __________________________________